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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                  ______________________________

                                8-K

                  _____________________________



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  May 15, 1997


                     EQCC HOME EQUITY LOAN TRUST 1996-1
_________________________________________________________________________

     (Exact name of registrant as specified in governing instruments)



          Delaware             33-99344              59-3353406
        ____________        _______________         _____________

      (State or other      (Commission File        (IRS Employer
      jurisdiction of           Number)          Identification No.)
       organization)


          10401 Deerwood Park Boulevard, Jacksonville, Florida    32256
      ____________________________________________________________________
                     (Address of principal offices)             (Zip Code)



   Registrant's telephone number, including area code:    (904) 987-5000
                                                          ________________




                               Not Applicable
     _____________________________________________________________________
        (Former name or former address, if changed since last report)



                                              Total Number of Pages  11
                                                                     __
                                              Exhibit Index Located at Page 5
                                                                            __

                                    Page 1 of 11
                                              __


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Items 1 through 4, Item 6, and Item 8 are not included because they are not applicable.

Item 5.  Other Events.

(a) Merger. On September 26, 1994, EquiCredit Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Barnett Banks, Inc. ("Barnett Banks") and a Delaware corporation to be formed as wholly-owned subsidiary of Barnett Banks (the "Merger Subsidiary"). The transaction was consummated on January 27, 1995.

(b) On August 15, 1996, (the "August Remittance Date") a scheduled distribution was made from EQCC Home Equity Loan Trust 1996-1 to holders of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates and Class R Certificates. The information contained in the Trustee's Remittance Report in respect of the August Remittance Date, attached hereto as Exhibit 99, is hereby incorporated by reference.

(c) On February 19, 1996, a class action complaint was filed in the U.S. District Court for the Northern District of Georgia by Elizabeth D. Washington on behalf of herself and others similarly situated, against EquiCredit Corporation of Ga., an affiliate of EquiCredit Corporation of America. Plaintiff purports to represent a class (the "Class") consisting of all persons who obtained "federally regulated mortgage loans" from February 16, 1995 to February 16, 1996 on which a fee or yield spread premium ("YSP") was paid to a mortgage broker. The action is brought pursuant to the Real Estate Settlement Procedures Act ("RESPA") alleging that EquiCredit violated RESPA by paying a YSP to Funding Center of Georgia, Inc. ("FCG"), failing to disclose such YSP on the Good Faith Estimate of settlement costs, and failing to provide a Good Faith Estimate and HUD "Special Information Booklet" within three days of receipt of loan application. Plaintiff seeks judgment equal to three times the amount of all YSP paid by EquiCredit to FCG and other brokers, as well as court costs and litigation expenses, attorney fees and such other relief which may be granted by the court. Management of EquiCredit denies that the Company has violated any law, rule, or regulation as asserted in the Plaintiff's Complaint. The parties have agreed in principle to settle the action and a settlement agreement is being negotiated and will be presented to the court for approval. The agreement contemplates payment by EquiCredit of the total settlement amount of $352,000 in full compromise and settlement of all claims of plaintiff and class members.
By reaching agreement in principle to settle the case, EquiCredit does not admit to any wrongdoing and in fact specifically denies any liability or wrongdoing whatsoever.

     As of October 1, 1993, Old Stone Credit
     Corporation is n/k/a EquiCredit Corporation of America.


     Item 7. Financial Statements and Exhibits.

             (a)  Financial Statements - Not Applicable

             (b)  Pro Forma Financial Information - Not Applicable

             (c)  Exhibits
                   (Exhibit numbers conform to Item 601 of Regulation S-K):


                  99 Trustee's Remittance Report in respect of the August
                      Remittance Date.






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                            Signatures


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereto duly authorized.





                           EQCC HOME EQUITY LOAN TRUST 1996-1
                                      (Registrant)

                           EQUICREDIT CORPORATION OF AMERICA
                                    as Representative



May 15, 1997
____________
                           BY: /s/ STEPHEN R. VETH
                           ----------------------------------
                               Stephen R. Veth
                               Executive Vice President

                                    -4-

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                        INDEX TO EXHIBITS



                                                          Sequentially
     EXHIBIT                                                Numbered
     NUMBER                    Exhibit                        Page
   ----------                 ---------                   -------------

   99 --       Trustee's Remittance Report in respect of        7
                the August Remittance Date.








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                            EXHIBIT 99


 Trustee's Remittance Report in respect of the August Remittance Date.








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